[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of November 13, 2020 (the “Effective Date”) to that certain Amended and Restated Revolving Credit Agreement, dated as of January 31, 2020 (as amended, restated supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE III, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”), as a guarantor (in such capacity, a “Guarantor”) and as a Seller (in such capacity, a “Seller”), OppWin, LLC (“OppWin”), as a Seller (in such capacity, a “Seller”) and as a guarantor (in such capacity, a “Guarantor”), OppFi Management Holdings, LLC as a guarantor (in such capacity, a “Guarantor”; the Borrower, the Company, the Servicer, the Originator, each Guarantor and each Seller, collectively, the “Credit Parties”), Ares Agent Services, L.P., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), and the Lenders parties thereto from time to time (the “Lenders” and each, individually, a “Lender”).

PRELIMINARY STATEMENTS

WHEREAS, the Credit Parties, the Administrative Agent and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets;

WHEREAS, the Borrower has notified the Agent that a Tier 2 Collateral Performance Trigger has occurred as a result of the Cumulative Net Loss Rate with respect to the Vintage Pools for Q4 2015, Q2 2016, Q3 2016, Q4 2016, and Q2 2017 exceeding the applicable Cumulative Net Loss Tier 2 Collateral Performance Trigger set forth in Appendix E-2 to the Credit Agreement (the “Specified Trigger Event”);

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

AGREEMENT

1.     Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.

2.    Waiver. Effective as of the date of this Amendment, the Agents and the Lenders hereby waive (in accordance with Section 10.5 of the Credit Agreement) the Specified Trigger Event and any Default or Event of Default occurring solely as a result of the Specified Trigger Event.

3.    Amendments to Credit Agreement. Effective as of the date of this Amendment, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Approved Bank Partner Originator State” in its entirety and replacing it with the following:

“Approved Bank Partner Originator State” means, (i) [***], (ii) [***], (iii) [***], and (iv) such other states that the Borrower requests, in writing, to add and which are approved in writing by the Administrative Agent in its sole discretion; provided, however, that in no event will a state in which a Bank Partner Originator Regulatory Trigger Event or a Regulatory Trigger Event is continuing be an “Approved Bank Partner Originator State”.

(b) Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Approved State” in its entirety and replacing it with the following:

“Approved State” means, (i) [***], (ii) [***], and (iii) such other states that the Borrower requests, in writing, to add and which are approved in writing by the Administrative Agent in its sole discretion; provided, however, that in no event will a state in which a Regulatory Trigger Event is continuing be an “Approved State”.

(c) Appendix D to the Existing Credit Agreement is hereby amended by inserting the following as new clause 28:

28. The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in [***] exceeds (x) [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables, or (y) upon written notice (which may be delivered via e-mail) from the Administrative Agent to the Borrower, at the election of the Administrative Agent, in its sole discretion, [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.

(d) Appendix D to the Existing Credit Agreement is hereby amended by inserting the following as new clause 29:

29. The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in [***] with respect to which the related Bank Partner Retained Percentage is less than [***]% exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.

(e) Appendix E-1 to the Existing Credit Agreement is hereby amended by deleting the introductory clause of paragraph number 1 in its entirety and replacing it with the following:

The Cumulative Net Loss Rate with respect to any Vintage Pool, beginning with the Vintage Pool originated in the first calendar quarter of 2018, exceeds the percentages set forth below:

(f) Appendix E-2 to the Existing Credit Agreement is hereby amended by deleting the introductory clause of paragraph number 6 in its entirety and replacing it with the following:

The Cumulative Net Loss Rate with respect to any Vintage Pool, beginning with the Vintage Pool originated in the first calendar quarter of 2018, exceeds the percentages set forth below:

4. Limitation of Amendments.

(a)    The amendments set forth in Article 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. Other than with respect to the Specified Trigger Event, this Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Amended Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Amended Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Existing Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of any Agent or any Lender under the Existing Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Amended Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Amended Credit Agreement, any other Credit Document or any other related document.

(b)     This Amendment shall be construed in connection with and as part of the Amended Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Amended Credit Agreement and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Existing Credit Agreement shall mean and refer to the Amended Credit Agreement.

5.     Representations and Warranties; Ratification of Assignments.

(a)     Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.

(b)     Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)     Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Article 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

6.     Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:

(a)     The Administrative Agent shall have received this Amendment duly executed by the Credit Parties.

(b)     After giving effect to the terms of this Amendment, (i) the representations and warranties contained herein and in the Amended Credit Agreement and the other Credit Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (except to the extent they expressly relate to an earlier time); and (ii) no Default or Event of Default shall have occurred and be continuing.

(c)     Borrower shall have paid to the Agents and the Lenders, as applicable, all outstanding Permitted Expenses.

7.     Ratifications.

(a)     The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Amended Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(b)     Except as expressly provided herein with respect to the waiver of the Specified Trigger Event set forth in Section 2, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any of the Agents or the Lenders, nor constitute a waiver of any provision of any of the Credit Documents (including, without limitation, any now existing or hereafter arising Tier 1 Collateral Performance Trigger, Tier 2 Collateral Performance Trigger, Default, Event of Default or Servicer Default) or relieve any Credit Party from complying with any other term or provision of the Credit Agreement or the other Credit Documents. The Agents and the Lenders, by their execution of this Amendment, shall be under no obligation to deliver or grant any future consent or waiver under any Credit Document.

8.     Amendment as a Credit Document. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.” Accordingly, it shall be an Event of Default under the Existing Credit Agreement if any representation or warranty made by a Credit Party under or in connection with this Amendment shall have been false in any material respect when made and which shall not have been remedied or waived within fifteen (15) Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such falsity, or (ii) receipt by such Credit Party of written notice from the Administrative Agent or any Lender of such falsity.

9.     Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.

10.     Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.     Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

12.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

13.     No Waiver. Other than as specifically set forth in Article 2, nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Existing Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Existing Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.

14.     Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

15.     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16.     Final Agreement. THE AMENDED CREDIT AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.

17.     Time. Time is of the essence of this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE III, LLC,
as Borrower

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Seller and a Guarantor

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

OPPWIN, LLC,
as a Seller and a Guarantor

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

OPPFI MANAGEMENT HOLDINGS, LLC,
as a Guarantor

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

ARES AGENT SERVICES, L.P.,
By: Ares Agent Services GP LLC,
its general partner as Administrative Agent and Collateral Agent

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC,
By: Ares Cactus Operating Manager GP, LLC, its Manager as a Lender

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

GLENLAKE LOAN FUND, LLC,
By: Ares Management LLC, its Investment Manager as a Lender

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.
By: Ares Management LLC, its Investment Subadvisor

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

ARES AGENT SERVICES, L.P.,
By: Ares Agent Services GP LLC,
its general partner as Administrative Agent and Collateral Agent

By:
Name:
Title:

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC,
By: Ares Cactus Operating Manager GP, LLC, its Manager as a Lender

By:
Name:
Title:

GLENLAKE LOAN FUND, LLC,
By: Ares Management LLC, its Investment Manager as a Lender

By:
Name:
Title:

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.
By: Ares Management LLC, its Investment Subadvisor

By:	/s/ Matthew Jill
Name:	Matthew Jill
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

DEARBORN PARK ASSET-BACKED FUND LLC
By: Ares Management LLC, its Manager

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

ARES MULTI-CREDIT FUND LLC
By: Ares Management LLC, its Manager

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

ARES ICOF III FUND (DELAWARE), LP
By: Ares ICOF III Management LP,
its Investment Manager as a Lender

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

ARES ICOF III MINI MASTER FUND (CAYMAN), LP
By: Ares ICOF III Management LP,
its Investment Manager as a Lender

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

SA REAL ASSETS 20 LIMITED
By: Ares Capital Management, LLC, its Investment Manager

By:	/s/ Matthew Jill
Name:	Matthew Jill
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]